Taxes on Income	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Taxes on Income

NOTE 11 - TAXES ON INCOME:

a.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959

Most of the production facilities of the Company and its Israeli subsidiaries have been granted ‘Approved Enterprise’ ‘Benefiting Enterprise’ or ‘Preferred Enterprise’ status under the Law for the Encouragement of Capital Investments, 1959 (the “Investment Law”). The main benefit arising from such status is the reduction in tax rates on income derived from ‘Approved Enterprises’, ‘Benefiting Enterprises’ or ‘Preferred Enterprises’.

In April 2005, substantive amendments to the Investment Law came into effect. Under these amendments, eligible investment programs of the type in which the Company participated prior to the amendments were eligible to qualify for substantially similar benefits as a ‘Benefiting Enterprise’, subject to meeting certain criteria. This replaced the previous terminology of ‘Approved Enterprise’, which required pre-approval from the Investment Center of the Ministry of Economy and Industry of the State of Israel. As a result of these amendments, tax-exempt income generated from Benefiting Enterprises under the provisions of the amended law will, if distributed upon liquidation or if paid to a shareholder for the purchase of his or her shares, be deemed distributed as a dividend and will subject the Company to the applicable corporate tax that would otherwise have been payable on such income.

Since the Company is a ‘foreign investors’ company’ as defined by the Investment Law, it is entitled to a ten-year period of benefits (instead of a seven-year period).

Income derived from Approved and Benefiting Enterprises is tax exempt for a period of two years out of the ten-year period of benefits. Based on the percentage of foreign shareholding in the Company, income derived during the remaining eight years of benefits is taxable at the rate of 15%-25%. The period of benefits relating to the ‘Benefiting Enterprises’ expires in phases through 2023.

The tax benefits in respect of part of the Company’s Approved Enterprises have expired.

In the event of distribution of dividends from income which was tax exempt as above, the Company would have to pay the 15%-25% tax in respect of the amount distributed.

The entitlement to the above benefits is conditional upon the Company and its Israeli subsidiaries fulfilling the conditions stipulated by the Investment Law and regulations published thereunder.

Additional amendments to the Investment Law became effective in January 2011 and were further amended in August 2013 (the “2011 Amendment”). Under the 2011 Amendment, income derived by ‘Preferred Companies’ from ‘Preferred Enterprises’ (both as defined in the 2011 Amendment) would be subject to a uniform rate of corporate tax for an unlimited period as opposed to the incentives prior to the 2011 Amendment that were limited to income from Approved or Benefiting Enterprises during their benefits period. According to the 2011 Amendment, the tax rate applicable to such income, referred to as ‘Preferred Income’, would be 10% in areas in Israel that are designated as Development Zone A and 15% elsewhere in Israel during 2011 and 2012, 7% and 12.5%, respectively, in 2013, 9% and 16%, until 2016, and 7.5% and 16%, respectively, from 2017 and thereafter. Income derived by a Preferred Company from a ‘Special Preferred Enterprise’ (as defined in the Investment Law) would enjoy further reduced income tax rates for a period of ten years of 5% in Development Zone A and 8% elsewhere. As of January 1, 2014, dividends distributed from Preferred Income would subject the recipient to a 20% tax (or lower, if so provided under an applicable tax treaty), which would generally be withheld at source by the distributing company, provided, however, that dividends distributed from ‘Preferred Income’ from one Israeli corporation to another, would not be subject to tax. Under the transitional provisions of the 2011 Amendment, companies may elect to irrevocably implement the 2011 Amendment with respect to their existing Approved and Benefiting Enterprises while waiving benefits provided under the legislation prior to the 2011 Amendment or keep implementing the legislation prior to the 2011 Amendment. Orbotech Ltd. has not elected to implement the 2011 Amendment. While the Company may incur additional tax liability in the event of distribution of dividends from tax exempt income generated from its Approved and Benefiting Enterprises as previously described, no additional tax liability will be incurred by the Company in the event of distribution of dividends from Preferred Income.

Additional amendments to the Investment Law became effective in January 2017 (the “2017 Amendment”). Under the 2017 Amendment, and provided the conditions stipulated therein are met, income derived by Preferred Companies from ‘Preferred Technological Enterprises’ (as defined in the 2017 Amendment), would be subject to reduced corporate tax rates of 7.5% in Development Zone A and 12% elsewhere, or 6% in case of a ‘Special Preferred Technological Enterprise’ (as defined in the 2017 Amendment). A Preferred Company distributing dividends from income derived from its Preferred Technological Enterprise or Special Preferred Technological Enterprise, would subject the recipient to a 20% tax (or lower, if so provided under an applicable tax treaty). The 2017 Amendment further provides that, in certain circumstances, a dividend distributed to a corporate shareholder who is not an Israeli resident for tax purposes, would be subject to a 4% tax. Such taxes would generally be withheld at source by the distributing company.

b.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969

The Company and its Israeli subsidiaries are ‘industrial companies’ as defined by this law and as such are entitled to certain tax benefits, consisting mainly of accelerated depreciation and amortization of patents and certain other intangible property.

c.	Other applicable tax rates:

(i)	Income from other sources in Israel

Income not eligible for benefits under the Investment Law mentioned in a. above is taxed at the corporate tax rate of 26.5% in each of 2014 and 2015 and 25% as of January 1, 2016. Corporate tax rate in 2017 is 24%, and is scheduled to be further reduced to 23% as from January 1, 2018 and thereafter.

(ii)	Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to the tax laws in their countries of residence. Certain subsidiaries operate in several jurisdictions outside Israel, some of which benefit from tax incentives such as reduced tax rates, investment tax credits and accelerated deductions. If subsidiaries’ retained earnings are distributed to the Company in Israel in the form of dividends or otherwise, the Company may be liable to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. The Company’s management has determined not to distribute any amounts of its subsidiaries’ undistributed income as a dividend to the Company in Israel if such distribution would result in a tax liability. The Company intends to reinvest the amount of such profits; accordingly, no deferred income taxes have been provided for.

d.	Carryforward tax losses

Carryforward operating tax losses totaled approximately $171.0 million at December 31, 2016, of which $69.0 million have no expiration date. As of December 31, 2016, the Company’s United States subsidiaries had a federal operating tax loss carryforward of approximately $94.6 million, which is included in the above $171.0 million amount of carryforward tax losses. The federal operating loss carryforward can be offset against taxable income for 15-20 years and expires from 2017-2027. The Company believes that, as a result of having undergone an ownership change within the meaning of Section 382 of the Internal Revenue Code, its ability to use its net operating loss carryforwards and other tax attributes to offset future United States taxable income, and thereby reduce its tax liability, may be limited.

As of December 31, 2016 and 2015, valuation allowance in the amount of approximately $32.9 million and $40.6 million, respectively, has been recorded in respect of deferred tax assets relating to these losses.

Carryforward capital losses for tax purposes totaled approximately $43.4 million at December 31, 2016. Such losses have no expiration date and valuation allowance has been recorded in respect of deferred tax assets relating to these losses.

e.	Deferred income taxes

Provided in respect of the following:

	December 31
	2016	2015
	$ in thousands
Provision for vacation	688	779
Accrued severance pay	2,942	2,783
Carryforward tax losses	51,883	59,049
Research and development costs	4,518	5,570
Taxes on undistributed income	(3,394)	(3,082)
Intangible assets	(10,899)	(14,022)
Other	3,132	2,411

	48,870	53,488
Less - valuation allowance*	43,422	50,325

	5,448	3,163

*	The changes in the valuation allowance are comprised as follows:

	Year ended December 31
	2016	2015	2014
	$ in thousands
Balance at beginning of year	50,325	45,694	48,228
Additions (reductions) during the year	(6,904)	4,631	(2,534)

Balance at end of year	43,422	50,325	45,694

Realization of this deferred tax balance is conditional upon earning, in the coming years, taxable income in an appropriate amount. The amount of the deferred tax asset, however, could be reduced in the near term if estimates of future taxable income are reduced.

Deferred taxes are computed for the Company and its Israeli subsidiaries at tax rates ranging from 8.6% to 25%. For non-Israeli subsidiaries, deferred taxes are computed at applicable tax rates, ranging from about 9% to 38%.

As noted in a. above, part of the Company’s income is tax-exempt due to the Approved Enterprise status granted to most of the Company’s production facilities. The Company has decided permanently to reinvest the amount of the tax-exempt income and not to distribute such income as dividends. Accordingly, no deferred income taxes have been provided in respect of such tax-exempt income.

The amount of tax that would have been payable had such exempt income earned through December 31, 2016 been distributed as dividends is approximately $29.3 million.

f.	Taxes on income included in the statements of operations

As follows:

	Year ended December 31
	2016	2015	2014
	$ in thousands
Current:
Israeli	485	(66)	(665)
Non-Israeli	18,545	15,898	4,652

	19,030	15,832	3,987

Deferred:
Israeli	2,993	596	954
Non-Israeli	(5,715)	(2,640)	(1,522)

	(2,722)	(2,044)	(568)

Total taxes on income	16,308	13,788	3,419

Following is a reconciliation of the theoretical provision for income tax, assuming all income is taxed at the statutory corporate tax rate applicable to Israeli corporations, and the actual tax on income:

	Year ended December 31
	2016	2015	2014
	$ in thousands
Income from operations before taxes on income*	95,903	71,119	39,100

Theoretical provision for income taxes on the above amount	23,976	18,847	10,362
Different tax rate arising from Approved Enterprises	1,332	1,196	1,278

	25,308	20,043	11,640
Increase (decrease) in taxes resulting from:
Different tax rates applicable to non-Israeli subsidiaries	(7,889)	(10,205)	(5,784)
Permanent differences, including difference between the basis of measurement of income reported for tax purposes and the basis of measurement of income for financial reporting purposes - net	1,244	(305)	228
Other	453	(376)	(131)
Net change in valuation allowance charged to tax on income	(2,808)	4,631	(2,534)

Actual taxes on income	16,308	13,788	3,419

*As follows:
Taxable in Israel	8,603	77	(7,746)
Taxable outside Israel	87,300	71,042	46,846

	95,903	71,119	39,100

g.	Tax assessments

The Company and its subsidiaries file income tax returns in multiple jurisdictions having varying statutes of limitations. For the tax years through 2009, the Company and most of its subsidiaries have either received final tax assessments or the applicable statute of limitations rules have become effective. Open tax years in the following substantial jurisdictions are: Israel - 2012 and onwards; Hong Kong - 2010 and onwards; United States - 2009 and onwards, Japan - 2015 and onwards; United Kingdom - 2015 and onwards; Belgium - 2014 and onwards.

h.	Uncertain tax positions

Following is a roll-forward of the total amounts of the Company’s unrecognized tax benefits at the beginning and the end of the years ended on December 31, 2016, 2015 and 2014 (excluding interest and penalties):

	Year ended December 31
	2016	2015	2014
	$ in thousands
Balance at beginning of year	14,404	18,687	19,633
Increases in unrecognized tax benefits as a result of tax positions taken during the year	374	1,478	1,412
Increase (decrease) in unrecognized tax benefits as a result of tax positions taken during a prior year	547	974
Decreases in unrecognized tax benefits as a result of statute of limitations expirations and tax audits	(372)	(6,735)	(2,358)

Balance at end of year*	14,954	14,404	18,687

*	Of which $6,325,000 at December 31, 2016, $118,000 at December 31, 2015 and $5,275,000 at December 31, 2014 are classified as short-term liabilities.

As of December 31, 2016, the entire amount of the unrecognized tax benefits could affect the Company’s income tax provision and the effective tax rate.

In the years ended December 31, 2016, 2015 and 2014, the Company recorded net interest and penalties expenses for uncertain tax positions in the amounts of $0.1 million, $(0.1) million and $(0.1) million, respectively, included in taxes on income in the statements of operations. As of December 31, 2016 and 2015, the amounts of interest and penalties accrued on the balance sheet related to unrecognized tax benefits were approximately $0.9 million and $0.8 million, respectively, which is included within income tax accruals, on the balance sheet.